Exhibit 99.1

For Release May 24, 2012

1:05 p.m. Pacific

PRESS RELEASE

Investor Contact:

Jane Underwood

Infoblox

408.625.4443

junderwood@infoblox.com

Media Contact:

Jennifer Jasper

Infoblox

408.625.4309

jjasper@infoblox.com

Infoblox Reports Third Quarter of Fiscal 2012 Results

Company Achieves Record Quarterly Revenue

SANTA CLARA, Calif., May 24, 2012 — Infoblox (NYSE:BLOX), today reported financial results for its third fiscal quarter ended April 30, 2012. Total net revenue for the third quarter of fiscal 2012 was a record $43.4 million, an increase of 37% compared with net revenue of $31.8 million in the third quarter of fiscal 2011.

On a GAAP basis, the Company reported a net loss of $1.0 million, or $0.07 loss per fully diluted share, for the third quarter of fiscal 2012, compared with a net loss of $3.1 million, or $0.31 loss per fully diluted share, in the third quarter of fiscal 2011.

The Company reported non-GAAP net income of $2.2 million, or $0.05 earnings per share on a non-GAAP weighted average share basis, for the third quarter of fiscal 2012, compared with non-GAAP net loss of $1.0 million, or $0.03 loss per share on a non-GAAP weighted average share basis, in the third quarter of fiscal 2011. The GAAP to non-GAAP reconciling items, for the third quarters of fiscal 2012 and 2011 can be found in “The Reconciliation of GAAP to Non-GAAP Financial Measures” attached to this press release.

“Infoblox had a strong third quarter, which reflected solid performance across key areas of the company,” said Robert Thomas, President and Chief Executive Officer at Infoblox. “In

the quarter, we saw strong demand from both new and existing customers for our automated network control solutions, and we introduced new products designed to extend Infoblox’s competitive lead. We also completed our initial public offering, which is an important milestone for the Company.”

Mr. Thomas continued, “Looking ahead, we see strong demand for our automated network control solutions against the backdrop of IT initiatives such as virtualization, next-generation data centers, IPv6 technology, and cloud computing, all of which create enormous complexity and scalability demands on an organization’s network. At the same time, we believe corporate IT departments will continue to struggle to provide network support for the growing proliferation of mobile devices in the workplace. Infoblox enables these next-generation technologies and supports the influx of mobile devices on an organization’s network, by increasing network accuracy and uptime, and providing a highly attractive return-on-investment.”

“We are pleased with our financial results from the quarter,” said Remo Canessa, Chief Financial Officer at Infoblox. “Strong sales in the Americas helped us achieve record revenue, and we experienced growth in non-GAAP operating profitability. The completion of our initial public offering made our balance sheet significantly stronger, as we exited the quarter with $157.4 million in cash and cash equivalents.”

Third Quarter of Fiscal 2012 Business Highlights

•	Completed the Company’s initial public offering and began trading on the New York Stock Exchange on April 20, 2012 under the symbol “BLOX.”

•	Launched next generation of automated network control appliances, which are designed for today’s demanding, distributed and “Green” enterprise or service provider networks.

•

Delivered new automated network control capabilities and an intuitive Automation Task Board designed to enable IT department members to initiate multi-step and time-consuming network tasks with the single click of a button.

•	Secured a “Strong Positive” rating – the highest possible rating given – in the Gartner “MarketScope for DNS, DHCP and IP Address Management” authored by Lawrence Orans and published on April 4, 2012.

•	Announced a new Channel IP (Invest & Profit) Program designed to enhance the Infoblox worldwide channel network and increase partners’ competencies in selling Infoblox solutions.

Financial Outlook

Infoblox is providing an outlook of anticipated results for the fourth fiscal quarter of 2012. This outlook is based on a number of assumptions that Infoblox believes are reasonable at the time of this earnings release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in Infoblox’s filings with the Securities and Exchange Commission. For the fourth fiscal quarter ending July 31, 2012, the Company currently expects:

•	Total net revenue in the range of $42.5 million to $44.0 million

•	Non-GAAP gross margin to be approximately 76%

•	Non-GAAP operating expenses in the range of $32.0 million to $33.0 million

•	Non-GAAP operating margin in the range of 0% to 2%

•	Non-GAAP EPS in the range of $0.00 to $0.01, assuming approximately 52.5 million shares on a non-GAAP diluted weighted average basis

All forward-looking non-GAAP measures exclude estimates for stock-based compensation expenses and amortization of intangible assets. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis.

About Non-GAAP Financial Measures

To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP net income EPS and non-GAAP weighted average shares outstanding. We also provide fourth fiscal quarter 2012 guidance for non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP EPS and non-GAAP weighted average shares outstanding. We believe these non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Our non-GAAP financial measures include adjustments based on the following items:

Stock-based compensation expenses: We have excluded the effect of stock-based compensation and related payroll tax expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP net income. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.

Our non-GAAP Financial Measures are described as follows:

Non-GAAP gross profit and gross margin. Non-GAAP gross profit is gross profit as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP gross margin is non-GAAP gross profit divided by net revenue.

Non-GAAP operating income and operating margin. Non-GAAP operating income is income (loss) from operations as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP operating margin is non-GAAP operating income divided by net revenue.

Non-GAAP net income and EPS. Non-GAAP net income is net income (loss) as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP EPS is non-GAAP net income divided by non-GAAP diluted weighted average shares outstanding. Non-GAAP diluted weighted average shares outstanding was computed to give effect to the conversion of all outstanding convertible preferred stock including the exercise of related preferred stock warrants and the exercise of certain common stock warrants which occurred upon the closing of our initial public offering on April 20, 2012, as if conversion or exercise had occurred at the beginning of the period.

For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Conference Call & Webcast

Management will host a conference call today, May 24, 2012, at 1:30 p.m. PDT/4:30 p.m. EDT to discuss its fiscal third quarter 2012 results. To access the call, investors may dial 800-230-1085 (domestic) or 612-234-9960 (international) at least 10 minutes prior to the scheduled start of the call. A live webcast of the call will also be available on the corporate website at: http://ir.infoblox.com. An archive of the webcast will be available on our website and a taped replay will be available for one week at 800-475-6701 (domestic) or 320-365-3844 (international), passcode 247064.

About Infoblox

Infoblox (NYSE:BLOX) delivers Automated Network Control solutions, the fundamental technology that connects end users, devices and networks. These solutions enable more than 5,400 enterprises and service providers to transform and scale complex networks. Infoblox helps take the burden of complex network control out of human hands, reduce costs, and increase accuracy and uptime. Infoblox is headquartered in Santa Clara, Calif. and has additional operations in 30 countries.

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Cautionary Statement

The statements in this release regarding the increasing demand for our automated network control solutions, the trends towards virtualization, next-generation data centers, IPv6 technology, big data, cloud computing and mobile device proliferation and the anticipated impact of each on our financial performance, as well as all statements under “Financial Outlook” are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: unexpected delays in the delivery of our solutions, particularly at the end of the quarter, changes in demand for automated network control solutions, the market acceptance of our products; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; our ability to manage operating expenses effectively; and the general economic, industry or political conditions in the United States or internationally.

For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission, including the final prospectus related to our initial public offering, which are available on our investor relations Web site (http://ir.infoblox.com/) and on the SEC’s Web site (www.sec.gov).

All information provided in this release and in the attachments is as of May 24, 2012, and stockholders of Infoblox are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Infoblox does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this May 24, 2012 press release, or to reflect the occurrence of unanticipated events.

INFOBLOX INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP BASIS

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended April 30,		Nine Months Ended April 30,
	2012	2011	2012	2011

Net revenue:
Products and licenses	$24,558	$18,387	$70,796	$56,197
Services	18,866	13,400	53,370	37,245

Total net revenue	43,424	31,787	124,166	93,442
Cost of revenue:
Products and licenses	6,004	4,204	15,728	11,669
Services	3,781	2,992	11,088	8,619

Total cost of revenue	9,785	7,196	26,816	20,288

Gross profit	33,639	24,591	97,350	73,154

Operating expenses:
Research and development	8,987	7,358	26,872	20,142
Sales and marketing	21,691	17,001	61,969	47,591
General and administrative	3,757	3,055	11,150	7,586

Total operating expenses	34,435	27,414	99,991	75,319

Loss from operations	(796)	(2,823)	(2,641)	(2,165)
Other income (expense):
Interest income, net	17	11	40	29
Other expense, net	(466)	(223)	(828)	(569)

Total other income (expense)	(449)	(212)	(788)	(540)

Loss before provision (benefit) for income taxes	(1,245)	(3,035)	(3,429)	(2,705)
Provision (benefit) for income taxes	(226)	39	435	501

Net loss	$(1,019)	$(3,074)	$(3,864)	$(3,206)

Basic net loss per share	$(0.07)	$(0.31)	$(0.32)	$(0.33)
Diluted net loss per share	$(0.07)	$(0.31)	$(0.32)	$(0.33)

Weighted average shares used in computing basic net loss per share	14,266,471	9,861,818	12,139,799	9,673,984

Weighted average shares used in computing diluted net loss per share	14,266,471	9,861,818	12,139,799	9,673,984

INFOBLOX INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended April 30,		Nine Months Ended April 30,
	2012	2011	2012	2011
Gross Profit Reconciliation:
GAAP gross profit	$33,639	$24,591	$97,350	$73,154
Stock based compensation expense included in cost of revenue	138	75	341	198
Amortization of intangible assets included in cost of revenue	325	278	980	730

Non-GAAP gross profit	$34,102	$24,944	$98,671	$74,082

Gross Margin Reconciliation:
GAAP gross margin	77.5%	77.4%	78.4%	78.3%
Stock based compensation expense included in cost of revenue	0.3%	0.2%	0.3%	0.2%
Amortization of intangible assets included in cost of revenue	0.7%	0.9%	0.8%	0.8%

Non-GAAP gross margin	78.5%	78.5%	79.5%	79.3%

Operating Income Reconciliation:
GAAP operating loss	$(796)	$(2,823)	$(2,641)	$(2,165)
Stock based compensation expense	2,543	1,279	6,280	3,724
Amortization of intangible assets	652	836	2,213	2,394

Non-GAAP operating income (loss)	$2,399	$(708)	$5,852	$3,953

Operating Margin Reconciliation:
GAAP operating margin	(1.8%)	(8.8%)	(2.1%)	(2.3%)
Stock based compensation expense	5.8%	4.0%	5.0%	4.0%
Amortization of intangible assets	1.5%	2.6%	1.8%	2.5%

Non-GAAP operating margin	5.5%	(2.2%)	4.7%	4.2%

Net Income Reconciliation:
GAAP net loss	$(1,019)	$(3,074)	$(3,864)	$(3,206)
Stock based compensation expense	2,543	1,279	6,280	3,724
Amortization of intangible assets	652	836	2,213	2,394

Non-GAAP net income (loss)	$2,176	$(959)	$4,629	$2,912

Non-GAAP Diluted Net Income (loss) per share	$0.05	$(0.03)	$0.11	$0.07

Shares used in Computing non-GAAP Net Income per Share Reconciliation:
Diluted shares:
Weighted-average shares outstanding used in calculating GAAP diluted net income per share	14,266,471	9,861,818	12,139,799	9,673,984
Additional dilutive securities for non-GAAP income	5,434,684	—	4,672,167	4,362,553
Conversion of convertible preferred stock and other upon IPO	25,059,910	27,200,908	26,497,660	27,200,908

Weighted-average shares outstanding used in calculating non-GAAP diluted net income per share	44,761,065	37,062,726	43,309,626	41,237,445

INFOBLOX INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

(Unaudited)

	April 30,	July 31,
	2012	2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$157,410	$42,207
Accounts receivable, net of allowances of $457 and $539 as of April 30, 2012 and July 31, 2011	21,121	20,683
Inventory	2,006	1,506
Deferred tax assets	1,602	1,606
Prepaid expenses and other current assets	5,036	3,832

Total current assets	187,175	69,834

Property and equipment, net	6,273	5,087
Goodwill	32,726	32,726
Intangible assets	8,465	10,679
Restricted cash	502	732
Other assets	334	959

TOTAL ASSETS	$235,475	$120,017

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$10,492	$9,499
Accrued compensation	6,791	6,985
Deferred revenue, net	53,420	44,094

Total current liabilities	70,703	60,578

Deferred revenue, net	20,567	17,905
Convertible preferred stock warrant liability	—	398
Deferred tax liability	1,537	1,537
Other liabilities	907	1,125

TOTAL LIABILITIES	93,714	81,543

Convertible preferred stock, $0.0001 par value per share—no shares authorized as of April 30, 2012, 85,128,977 shares authorized as of July 31, 2011; none and 80,512,394 shares issued and outstanding as of April 30, 2012 and July 31, 2011	—	107,506

STOCKHOLDERS’ EQUITY (DEFICIT):
Convertible preferred stock, $0.0001 par value per share—5,000,000 shares authorized as of April 30, 2012; no shares authorized as of July 31, 2011; no shares issued or outstanding as of April 30, 2012 and July 31, 2011	—	—
Common stock, $0.0001 par value per share—150,000,000 shares authorized; 45,670,724 and 11,038,704 shares issued or outstanding as of April 30, 2012 and July 31, 2011	5	1
Additional paid-in capital	245,546	30,893
Accumulated deficit	(103,790)	(99,926)

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	141,761	(69,032)

TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	$235,475	$120,017

INFOBLOX INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Nine Months Ended April 30,
	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,864)	$(3,206)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,251	3,593
Stock-based compensation	6,280	3,724
Change in fair value of convertible preferred stock warrant liability	391	133
Changes in operating assets and liabilities:
Accounts receivable, net	(438)	(3,647)
Inventory	(500)	(20)
Prepaid expenses and other current assets	(1,200)	(863)
Other assets	859	(509)
Accounts payable and accrued liabilities	(284)	825
Accrued compensation	(194)	719
Deferred revenue, net	11,988	15,409
Other liabilities	(46)	(269)

Net cash provided by operating activities	17,243	15,889

CASH FLOWS FROM INVESTING ACTIVITIES:
Business acquisitions, net of cash acquired	—	(1,972)
Purchase of intangible assets	—	(1,000)
Purchases of property and equipment	(3,225)	(2,809)
Increase in restricted cash	—	(31)

Net cash used in investing activities	(3,225)	(5,812)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net of offering costs	99,462	—
Proceeds from issuance of common stock and warrants, net	1,723	828

Net cash provided by financing activities	101,185	828

NET INCREASE IN CASH AND CASH EQUIVALENTS	115,203	10,905
CASH AND CASH EQUIVALENTS—Beginning of period	42,207	27,390

CASH AND CASH EQUIVALENTS—End of period	$157,410	$38,295

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for income taxes	$765	$835

Cash purchase consideration for SolSoft acquisition held in escrow as restricted cash	$—	$230

Change in long-term liability due to vesting of early exercised stock options, net	$174	$54